UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2026

Hoth Therapeutics, Inc. (Now Known As Rocket One Inc.)

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

720 Monroe Street, Suite E514

Hoboken, NJ 07030

(Address of principal executive offices, including ZIP code)

(866) 239-7459

(Registrant’s telephone number, including area code)

Hoth Therapeutics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	RKTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2026, Rocket One Inc. (formerly, Hoth Therapeutics, Inc.) (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended (the “Charter Amendment”), with the Secretary of State of the State of Nevada to change the name of the Company from “Hoth Therapeutics, Inc.” to “Rocket One Inc.” effective as of May 26, 2026 (the “Name Change”).

Pursuant to Nevada Revised Statutes Section 78.390(8), no stockholder approval was required for the Charter Amendment because it only related to a name change. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Name Change, the Company’s trading symbol for its common stock will begin trading on The Nasdaq Capital Market on May 28, 2026 under the symbol “RKTO” (the “Symbol Change”).

Neither the Name Change, nor the Symbol Change, affects the rights of the Company’s shareholders, and shareholders do not need to take any action in connection with the Name Change or the Symbol Change. The CUSIP number for the Company’s common stock will remain 44148G204.

Item 8.01 Other Events.

On May 27, 2026, the Company issued a press release announcing, among other things, the Name Change and Symbol Change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously reported on a Current Report on Form 8-K filed with the SEC on May 6, 2026, on April 22, 2026, the Company filed Articles of Incorporation with the Secretary of State of the State of Nevada for the formation of its new wholly-owned subsidiary, Rocket One Inc. On May 20, 2026, the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to change the name of the subsidiary from “Rocket One Inc.” to “Rocket One.0 Inc.” effective as of May 26, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation dated May 20, 2026
99.1	Press release dated May 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026	Rocket One Inc. (formerly Hoth Therapeutics, Inc.)

/s/ Robb Knie
Robb Knie
Chief Executive Officer